Exhibit 99.1
IBM RELEASES THIRD-QUARTER RESULTS
Accelerated Software revenue growth, expanded gross profit margin, and strong free cash flow

ARMONK, N.Y., October 23, 2024 . . . IBM (NYSE: IBM) today announced third-quarter 2024 earnings results.
“Our third-quarter performance was led by double-digit growth in Software, including a re-acceleration in Red Hat. We continue to see great momentum in AI as our models are trusted, fit-for-purpose, and lower cost, with performance leadership. Our generative AI book of business now stands at more than $3 billion, up more than $1 billion quarter to quarter," said Arvind Krishna, IBM chairman, president and chief executive officer. "Heading into the final quarter of 2024, we expect fourth-quarter constant currency revenue growth to be consistent with the third quarter, with continued strength in Software. We are confident in our ability to deliver more than $12 billion in free cash flow for the year, driven by continued expansion of our operating margins."
Third-Quarter Highlights
•Revenue
–Revenue of $15.0 billion, up 1 percent, up 2 percent at constant currency
–Software revenue up 10 percent
–Consulting revenue flat
–Infrastructure revenue down 7 percent
•Profit
–Gross Profit Margin: GAAP: 56.3 percent, up 190 basis points; Operating (Non-GAAP): 57.5 percent, up 210 basis points
•Cash Flow
–Year to date, net cash from operating activities of $9.1 billion; free cash flow of $6.6 billion

	THIRD-QUARTER 2024 INCOME STATEMENT SUMMARY
	GAAP results include impact of one-time, non-cash pension settlement charge (1)
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income/ (Loss) (1)	Pre-tax Income Margin (1)		Net Income/ (Loss) (1)	Diluted Earnings/ (Loss) Per Share (1)
GAAP from Continuing Operations	$15.0B		$8.4B	56.3%		$(0.8)B	(5.4)%		$(0.3)B	$(0.34)
Year/Year	1	%(2)	5%	1.9	Pts	NM	-18.1	Pts	NM	NM
Operating (Non-GAAP)			$8.6B	57.5%		$2.5B	16.6%		$2.2B	$2.30
Year/Year			5%	2.1	Pts	8%	1.0	Pts	6%	5%
(1) 2024 GAAP results include the impact of a one-time, non-cash, pension settlement charge of $2.7 billion ($2.0 billion net of tax) related to the transfer of a portion of the company's U.S. defined benefit pension obligations and related plan assets to a third-party insurer, announced in September 2024.
(2) 2% at constant currency.

“Our investments are paying off in Software as we've repositioned our portfolio in recent years. In the third quarter, Software delivered broad-based growth and now represents nearly 45 percent of our total revenue. Our ongoing focus on product mix, coupled with our productivity initiatives enables us to continue to drive operating leverage in our underlying profit performance," said James Kavanaugh, IBM senior vice president and chief financial officer. "With our strong cash generation, we are well-positioned to continue investing for growth while returning value to shareholders through dividends.”

Segment Results for Third Quarter
•Software — revenues of $6.5 billion, up 9.7 percent, up 9.6 percent at constant currency:
–Hybrid Platform & Solutions up 10 percent
•Red Hat up 14 percent
•Automation up 13 percent
•Data & AI up 5 percent
•Security down 1 percent
–Transaction Processing up 9 percent

•Consulting — revenues of $5.2 billion, down 0.5 percent, down 0.2 percent at constant currency:
–Business Transformation up 2 percent
–Technology Consulting down 4 percent
–Application Operations down 1 percent

•Infrastructure — revenues of $3.0 billion, down 7.0 percent, down 6.7 percent at constant currency:
–Hybrid Infrastructure down 9 percent
•IBM Z down 19 percent
•Distributed Infrastructure down 3 percent
–Infrastructure Support down 4 percent, down 3 percent at constant currency

•Financing — revenues of $0.2 billion, down 2.5 percent, down 1.3 percent at constant currency
Cash Flow and Balance Sheet
In the third quarter, the company generated net cash from operating activities of $2.9 billion, down $0.2 billion year to year. IBM’s free cash flow was $2.1 billion, up $0.4 billion year to year. The company returned $1.5 billion to shareholders in dividends in the third quarter.
For the first nine months of the year, the company generated net cash from operating activities of $9.1 billion, down $0.4 billion year to year. IBM's free cash flow was $6.6 billion, up $1.5 billion year to year.
IBM ended the third quarter with $13.7 billion of cash, restricted cash and marketable securities, up $0.3 billion from year-end 2023. Debt, including IBM Financing debt of $10.4 billion, totaled $56.6 billion, flat year to date.
Expectations
•Revenue: The company expects fourth-quarter constant currency revenue growth consistent with the third quarter. At current foreign exchange rates, currency is expected to be about a half-point headwind to revenue growth in the quarter
•Free cash flow: The company continues to expect more than $12 billion in free cash flow for the full year
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Statements in this communication regarding the strategic acquisition that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the synergies from the transaction, and the combined company’s future operating results.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.
Presentation of Information in this Press Release
For generative AI, book of business includes Software transactional revenue, SaaS Annual Contract Value and Consulting signings. The generative AI book of business is further defined within Exhibit 99.2 in the Form 8-K that includes this press release.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•adjusted EBITDA.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q24. Presentation charts will be available shortly before the Webcast.
Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (1)	2024	2023 (1)
REVENUE BY SEGMENT
Software	$6,524	$5,947	$19,162	$17,832
Consulting	5,152	5,178	15,517	15,601
Infrastructure	3,042	3,272	9,764	9,988
Financing	181	186	543	566
Other	68	170	214	491
TOTAL REVENUE	14,968	14,752	45,199	44,479

GROSS PROFIT	8,420	8,023	25,112	24,033

GROSS PROFIT MARGIN
Software	83.2%	82.3%	83.1%	82.3%
Consulting	28.4%	27.6%	26.7%	26.3%
Infrastructure	55.0%	53.7%	55.3%	54.0%
Financing	47.2%	49.7%	48.2%	47.5%

TOTAL GROSS PROFIT MARGIN	56.3%	54.4%	55.6%	54.0%

EXPENSE AND OTHER INCOME
S,G&A	4,911	4,458	14,823	14,212
R,D&E	1,876	1,685	5,512	5,027
Intellectual property and custom development income	(238)	(190)	(696)	(618)
Other (income) and expense	2,244	(215)	1,694	(721)
Interest expense	429	412	1,288	1,202
TOTAL EXPENSE AND OTHER INCOME	9,222	6,150	22,621	19,102

INCOME/(LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(802)	1,873	2,491	4,931
Pre-tax margin	(5.4)%	12.7%	5.5%	11.1%
Provision for/(Benefit from) income taxes	(485)	159	(597)	702
Effective tax rate	60.4%	8.5%	(24.0)%	14.2%

INCOME/(LOSS) FROM CONTINUING OPERATIONS	$(317)	$1,714	$3,088	$4,229

DISCONTINUED OPERATIONS
Income/ (loss) from discontinued operations, net of taxes	(13)	(10)	21	(15)

NET INCOME/(LOSS) (2)	$(330)	$1,704	$3,109	$4,214

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK (2)
Assuming Dilution
Continuing Operations	$(0.34)	$1.86	$3.30	$4.59
Discontinued Operations	$(0.01)	$(0.01)	$0.02	$(0.02)
TOTAL	$(0.36)	$1.84	$3.32	$4.58

Basic
Continuing Operations	$(0.34)	$1.88	$3.36	$4.65
Discontinued Operations	$(0.01)	$(0.01)	$0.02	$(0.02)
TOTAL	$(0.36)	$1.87	$3.38	$4.63

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	923.6	923.7	935.4	920.3
Basic	923.6	912.8	920.3	910.1

(1) Recast to reflect January 2024 segment changes.
(2) 2024 includes the impact of a one-time, non-cash, pension settlement charge of $2.7 billion ($2.0 billion net of tax).

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At September 30, 2024	At December 31, 2023
ASSETS:
Current Assets:
Cash and cash equivalents	$13,197	$13,068
Restricted cash	17	21
Marketable securities	505	373
Notes and accounts receivable - trade, net	5,390	7,214
Short-term financing receivables, net	5,765	6,793
Other accounts receivable, net	928	640
Inventories	1,367	1,161
Deferred costs	966	998
Prepaid expenses and other current assets	2,408	2,639
Total Current Assets	30,543	32,908

Property, plant and equipment, net	5,614	5,501
Operating right-of-use assets, net	3,355	3,220
Long-term financing receivables, net	4,931	5,766
Prepaid pension assets	7,975	7,506
Deferred costs	788	842
Deferred taxes	6,943	6,656
Goodwill	61,092	60,178
Intangibles, net	11,090	11,036
Investments and sundry assets	2,009	1,626
Total Assets	$134,339	$135,241

LIABILITIES:
Current Liabilities:
Taxes	$1,584	$2,270
Short-term debt	3,599	6,426
Accounts payable	3,274	4,132
Deferred income	12,882	13,451
Operating lease liabilities	790	820
Other liabilities	6,725	7,022
Total Current Liabilities	28,853	34,122

Long-term debt	52,980	50,121
Retirement-related obligations	10,366	10,808
Deferred income	3,666	3,533
Operating lease liabilities	2,757	2,568
Other liabilities	11,186	11,475
Total Liabilities	109,809	112,628

EQUITY:
IBM Stockholders’ Equity:
Common stock	61,013	59,643
Retained earnings	149,789	151,276
Treasury stock - at cost	(169,935)	(169,624)
Accumulated other comprehensive income/(loss)	(16,418)	(18,761)
Total IBM Stockholders’ Equity	24,448	22,533

Noncontrolling interests	82	80
Total Equity	24,530	22,613

Total Liabilities and Equity	$134,339	$135,241

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW ANALYSIS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Millions)	2024	2023	2024	2023
Net Cash from Operations per GAAP	$2,881	$3,055	$9,115	$9,468

Less: change in IBM Financing receivables	873	1,092	1,824	3,119
Capital Expenditures, net	55	(282)	(705)	(1,226)

Free Cash Flow	2,064	1,682	6,586	5,123

Acquisitions	(2,513)	(4,589)	(2,748)	(4,945)
Divestitures	2	(10)	705	(4)
Dividends	(1,542)	(1,515)	(4,601)	(4,522)
Non-Financing Debt	(383)	(942)	693	7,572
Other (includes IBM Financing net receivables and debt)	131	41	(379)	(1,068)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$(2,241)	$(5,333)	$257	$2,156

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Millions)	2024	2023	2024	2023
Net Income/(loss) from Operations	$(330)	$1,704	$3,109	$4,214
Pension Settlement Charge	2,725	-	2,725	-
Depreciation/Amortization of Intangibles (1)	1,268	1,093	3,555	3,243
Stock-based Compensation	330	286	966	843
Operating assets and liabilities/Other, net (2)	(1,984)	(1,119)	(3,063)	(1,952)
IBM Financing A/R	873	1,092	1,824	3,119
Net Cash Provided by Operating Activities	$2,881	$3,055	$9,115	$9,468

Capital Expenditures, net of payments & proceeds (3)	55	(282)	(705)	(1,226)
Divestitures, net of cash transferred	2	(10)	705	(4)
Acquisitions, net of cash acquired	(2,513)	(4,589)	(2,748)	(4,945)
Marketable Securities / Other Investments, net	869	2,927	(810)	(3,732)
Net Cash Provided by/(Used in) Investing Activities	$(1,587)	$(1,953)	$(3,558)	$(9,906)

Debt, net of payments & proceeds	(1,259)	(1,550)	(777)	4,619
Dividends	(1,542)	(1,515)	(4,601)	(4,522)
Financing - Other	35	(67)	(26)	(252)
Net Cash Provided by/(Used in) Financing Activities	$(2,766)	$(3,132)	$(5,403)	$(154)

Effect of Exchange Rate changes on Cash	207	(119)	(29)	(120)
Net Change in Cash, Cash Equivalents and Restricted Cash	$(1,264)	$(2,149)	$125	$(713)

(1) Includes operating lease right-of-use assets amortization.
(2) Includes a $0.7 billion tax effect associated with the one-time, non-cash pension settlement charge in the third-quarter 2024.
(3) 2024 includes proceeds of $0.4 billion from the sale of certain QRadar SaaS assets.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(Dollars in Billions)	2024	2023	Yr/Yr	2024	2023	Yr/Yr
Net Income/(Loss) as reported (GAAP) (1)	$(0.3)	$1.7	$(2.0)	$3.1	$4.2	$(1.1)
Less: Income/(loss) from discontinued operations, net of tax	0.0	0.0	0.0	0.0	0.0	0.0
Income/(Loss) from continuing operations	(0.3)	1.7	(2.0)	3.1	4.2	(1.1)
Provision for/(Benefit from) income taxes from continuing ops.	(0.5)	0.2	(0.6)	(0.6)	0.7	(1.3)
Pre-tax income/(loss) from continuing operations (GAAP)	(0.8)	1.9	(2.7)	2.5	4.9	(2.4)
Non-operating adjustments (before tax)
Acquisition-related charges (2)	0.5	0.4	0.1	1.5	1.2	0.2
Non-operating retirement-related costs/(income) (1)	2.8	0.0	2.8	3.0	0.0	3.0

Operating (non-GAAP) pre-tax income/(loss) from continuing ops.	2.5	2.3	0.2	6.9	6.1	0.8

Net interest expense	0.3	0.3	0.0	0.7	0.7	0.0
Depreciation/Amortization of non-acquired intangible assets	0.7	0.7	0.0	2.1	2.0	0.1
Stock-based compensation	0.3	0.3	0.0	1.0	0.8	0.1
Workforce rebalancing charges	0.3	0.0	0.3	0.7	0.4	0.3
Corporate (gains) and charges (3)	(0.4)	0.0	(0.3)	(0.6)	0.0	(0.6)

Adjusted EBITDA	$3.8	$3.5	$0.2	$10.8	$10.1	$0.8

(1) 2024 includes the impact of a one-time, non-cash pension settlement charge of $2.7 billion ($2.0 billion net of tax).
(2) Primarily consists of amortization of acquired intangible assets.
(3) Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets).

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended September 30, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,524	$5,152	$3,042	$181
Segment Profit	$1,969	$559	$422	$86
Segment Profit Margin	30.2%	10.9%	13.9%	47.5%
Change YTY Revenue	9.7%	(0.5)%	(7.0)%	(2.5)%
Change YTY Revenue - Constant Currency	9.6%	(0.2)%	(6.7)%	(1.3)%

	Three Months Ended September 30, 2023 (1)

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,947	$5,178	$3,272	$186
Segment Profit	$1,722	$566	$490	$91
Segment Profit Margin	29.0%	10.9%	15.0%	49.2%

(1) Recast to reflect January 2024 segment changes.

	Nine Months Ended September 30, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$19,162	$15,517	$9,764	$543
Segment Profit	$5,582	$1,447	$1,387	$254
Segment Profit Margin	29.1%	9.3%	14.2%	46.9%
Change YTY Revenue	7.5%	(0.5)%	(2.3)%	(4.1)%
Change YTY Revenue - Constant Currency	8.0%	1.1%	(1.2)%	(3.1)%

	Nine Months Ended September 30, 2023 (1)

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$17,832	$15,601	$9,988	$566
Segment Profit	$4,850	$1,476	$1,529	$256
Segment Profit Margin	27.2%	9.5%	15.3%	45.2%

(1) Recast to reflect January 2024 segment changes.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$8,420	$192		$—		$—		$8,612
Gross Profit Margin	56.3%	1.3	pts	—	pts	—	pts	57.5%
S,G&A	$4,911	$(300)		$—		$—		$4,611
Other (Income) & Expense	2,244	—		(2,797)		—		(553)
Total Expense & Other (Income)	9,222	(300)		(2,797)		—		6,125
Pre-tax Income/(Loss) from Continuing Operations	(802)	492		2,797		—		2,487
Pre-tax Income Margin from Continuing Operations	(5.4)%	3.3	pts	18.7	pts	—	pts	16.6%
Provision for/(Benefit from) Income Taxes (3)	$(485)	$119		$700		$(2)		$332
Effective Tax Rate	60.4%	(7.2)	pts	(39.8)	pts	(0.1)	pts	13.4%
Income/(Loss) from Continuing Operations	$(317)	$373		$2,097		$2		$2,155
Income Margin from Continuing Operations	(2.1)%	2.5	pts	14.0	pts	0.0	pts	14.4%
Diluted Earnings/(Loss) Per Share: Continuing Operations (4)	$(0.34)	$0.40		$2.27		$0.00		$2.30

	Three Months Ended September 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$8,023	$162		$—		$—		$8,185
Gross Profit Margin	54.4%	1.1	pts	—	pts	—	pts	55.5%
S,G&A	$4,458	$(277)		$—		$—		$4,181
Other (Income) & Expense	(215)	0		12		—		(203)
Total Expense & Other (Income)	6,150	(277)		12		—		5,885
Pre-tax Income/(Loss) from Continuing Operations	1,873	438		(12)		—		2,299
Pre-tax Income Margin from Continuing Operations	12.7%	3.0	pts	(0.1)	pts	—	pts	15.6%
Provision for/(Benefit from) Income Taxes (3)	$159	$99		$(14)		$24		$268
Effective Tax Rate	8.5%	2.7	pts	(0.5)	pts	1.0	pts	11.7%
Income/(Loss) from Continuing Operations	$1,714	$340		$1		$(24)		$2,031
Income Margin from Continuing Operations	11.6%	2.3	pts	0.0	pts	(0.2)	pts	13.8%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.86	$0.37		$0.00		$(0.03)		$2.20

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a one-time, non-cash, pre-tax pension settlement charge of $2.7 billion ($2.0 billion net of tax).
(3)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.
(4)Operating (non-GAAP) earnings per share was calculated using 938.4 million shares, which includes 14.9 million dilutive potential shares under our stock-based compensation plans and contingently issuable shares. Due to the GAAP net loss for the three months ended September 30, 2024, these dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional $(0.04) reconciling item.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$25,112	$533		$—		$—		$25,645
Gross Profit Margin	55.6%	1.2	pts	—	pts	—	pts	56.7%
S,G&A	$14,823	$(854)		$—		$—		$13,969
Other (Income) & Expense	1,694	(68)		(2,991)		—		(1,364)
Total Expense & Other (Income)	22,621	(922)		(2,991)		—		18,709
Pre-tax Income/(Loss) from Continuing Operations	2,491	1,454		2,991		—		6,936
Pre-tax Income Margin from Continuing Operations	5.5%	3.2	pts	6.6	pts	—	pts	15.3%
Provision for/(Benefit from) Income Taxes (4)	$(597)	$374		$731		$434		$942
Effective Tax Rate	(24.0)%	10.4	pts	20.9	pts	6.3	pts	13.6%
Income/(Loss) from Continuing Operations	$3,088	$1,081		$2,259		$(434)		$5,994
Income Margin from Continuing Operations	6.8%	2.4	pts	5.0	pts	(1.0)	pts	13.3%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$3.30	$1.16		$2.42		$(0.46)		$6.41

	Nine Months Ended September 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$24,033	$460		$—		$—		$24,492
Gross Profit Margin	54.0%	1.0	pts	—	pts	—	pts	55.1%
S,G&A	$14,212	$(768)		$—		$—		$13,444
Other (Income) & Expense	(721)	(2)		16		—		(707)
Total Expense & Other (Income)	19,102	(770)		16		—		18,348
Pre-tax Income from Continuing Operations	4,931	1,229		(16)		—		6,144
Pre-tax Income Margin from Continuing Operations	11.1%	2.8	pts	0.0	pts	—	pts	13.8%
Provision for/(Benefit from) Income Taxes (4)	$702	$277		$(27)		$(91)		$861
Effective Tax Rate	14.2%	1.7	pts	(0.4)	pts	(1.5)	pts	14.0%
Income from Continuing Operations	$4,229	$953		$11		$91		$5,283
Income Margin from Continuing Operations	9.5%	2.1	pts	0.0	pts	0.2	pts	11.9%
Diluted Earnings Per Share: Continuing Operations	$4.59	$1.04		$0.01		$0.10		$5.74

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2024 also includes a loss of $68 million on foreign exchange derivative contracts entered into by the company prior to the acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a one-time, non-cash, pre-tax pension settlement charge of $2.7 billion ($2.0 billion net of tax).
(3)2024 includes a net benefit from discrete tax events.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Billions)	2024	2023	2024	2023
Net Cash Provided by Operating Activities	$2.9	$3.1	$9.1	$9.5

Add:
Net interest expense	0.3	0.3	0.7	0.7
Provision for/(Benefit from) income taxes from continuing operations	(0.5)	0.2	(0.6)	0.7

Less change in:
Financing receivables	0.9	1.1	1.8	3.1
Other assets and liabilities/other, net (1)	(2.0)	(1.2)	(3.5)	(2.3)

Adjusted EBITDA	$3.8	$3.5	$10.8	$10.1

(1)Other assets and liabilities/other, net mainly consists of operating assets and liabilities/Other, net in the Cash Flow chart, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges.